UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2005


                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)


       North Carolina                 000-30062                 56-2101930
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 8.01 OTHER EVENTS.

On November 30, 2005, Capital Bank Corporation announced that the shareholders of each of Capital Bank Corporation and 1st State Bancorp, Inc. have approved the merger of 1st State Bancorp into Capital Bank Corporation. Further details are disclosed in Capital Bank Corporation's press release dated November 30, 2005, the full text of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

99.1  Press Release dated November 30, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2005

                                                    CAPITAL BANK CORPORATION


                                                    By:  /s/B. Grant Yarber
                                                         ----------------------
                                                         B. Grant Yarber
                                                         Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated  November 30, 2005